                                                                    EXHIBIT 99.1

             [LETTERHEAD of BERNSTEIN, FOX, WHITMAN & COMPANY LLP]


January 16, 1997

SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  California Properties Fund
     Commission File Number 0-19238
     Amended Form 8-K

Dear sir or madam:

We have read the California Properties Fund report on Form 8-K dated December 23, 1996, as amended on January 16, 1997, reporting our dismissal as the company's certifying accountant. We agree with the statements contained therein, except as follows:

Item (a)(1)(ii) - We have not, to date, issued our report on the financial statements as of and for the year ended December 31, 1995. We therefore cannot confirm or comment upon the contents of the as yet unissued report.

Sincerely,

BERNSTEIN, FOX, WHITMAN & COMPANY LLP

/s/ KENNETH L. GOLDMAN
------------------------------
By: Kenneth L. Goldman, C.P.A.


cc: Samuel Kelsall V, Esq.